Valeant Pharmaceuticals International, Inc. Investor Day June 21, 2012 Exhibit 99.1

Valeant’s Investor Day Agenda
Today’s Schedule
Opening Remarks - Mike Pearson
Financial Discussion – Howard Schiller
Business Overview – Rajiv De Silva
Emerging Markets
Europe –
Pavel Mirovsky
South East Asia/South Africa –
Andrew Howden
Specialty Pharmaceuticals
U.S. Dermatology –
Dave Mullarkey
Global R&D –
Susan Hall
Wrap up/Lunch

Introductions
Panel Participants
John Connolly – GM Russia/CIS/Adriatic Region
Julie Kang – GM Podiatry
Alissa Hsu Lynch – GM U.S. Consumer Products
Carlos Picosse – GM Brazil
Javier Rovalo – Chairman – Latin America
Tom Schlader – President, Canada
Dan Spira – GM Australia
Janet Vergis – CEO, OraPharma
Ryan Weldon – GM U.S. Neurology and
Other/Aesthetics
2

Introductions
Guests In Attendance
Ronald Farmer – Board Member
Robert Power – Board Member
Norma Provencio – Board Member
Katharine Stevenson – Board Member
Robert Chai-Onn – General Counsel
Brian Stolz – Chief Human Capital Officer
Tanya Carro – Corporate Controller
Grace Lin – Treasurer
3

Important Information
Forward-looking Statements
This presentation may contain forward-looking statements, including, but not limited to, statements regarding our financial guidance
(including quarterly trends) with respect to revenues, non-GAAP cash earnings per share and adjusted cash flow from operations, future growth, potential product launches, regulatory submissions and approvals, timing and costs of integration, synergies, expenses, business development opportunities and market position, and the impact of foreign exchange on our financial performance and projections with respect to market growth, size and spend.  Forward-looking statements may be identified by the use of the words "anticipates," "expects,"
"intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," or "continue" and variations or similar expressions.  These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the company's most recent annual or quarterly report filed with the Securities and Exchange Commission (the “SEC”) and other risks and uncertainties detailed from time to time in the Company’s filings with the SEC and the Canadian Securities Administrators (“CSA”), which factors are incorporated herein by reference.  Readers are cautioned not to place undue reliance on any of these forward-looking statements.  Valeant undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect actual outcomes.
Non-GAAP Information
To supplement the financial measures prepared in accordance with generally accepted accounting principles (GAAP), the Company uses non-GAAP financial measures that exclude certain items.  Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. By disclosing non-GAAP financial measures, management intends to provide investors with a meaningful, consistent comparison of the Company's core operating results and trends for the periods presented.
Non-GAAP financial measures are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.  The Company has provided guidance with respect to cash earnings per share, adjusted cash flows from operations and organic growth rates, which are non-GAAP financial measures.  The Company has not provided a reconciliation of these forward-looking non-GAAP financial measures due to the difficulty in forecasting and quantifying the amount of the items excluded from the non-GAAP financial measures that will be included in the comparable GAAP financial measures.  Reconciliations for other non-GAAP financial measures can be found in the appendix to this presentation and in the Company’s earnings releases, which are available under the Investor
Relations section of the Company’s website (www.valeant.com).
Note on Financial Guidance
The reaffirmation of the Company’s previous financial guidance issued on May 3, 2012 is effective only as of the date hereof, June 21, 2012, and will not be updated or confirmed until the Company publicly announces updated or affirmed guidance.

Opening Remarks J. Michael Pearson Chairman and Chief Executive Officer Investor Day June 21, 2012

Agenda Overview Our Strategic Principles How they have changed over the past 4 years Our people and our compensation Update on our OraPharma acquisition Objectives for today 6

Valeant Pharmaceuticals Overview
Focused, multinational specialty pharma company
$2.4B in 2011 revenue and ~7,000 employees
Headquartered in Montreal, Canada (NYSE/TSX: VRX)
International footprint
Specialty Pharma (U.S., Canada, Australia, New Zealand)
Branded Generics – Central and Eastern Europe; Latin America; South
East Asia and South Africa
Diversified revenue base
Over 500 products
Limited generic risk
Minimal exposure to US healthcare reform
Leveraged R&D Model with promising pipeline
Ezogabine/retigabine
Dermatology – IDP-108, lifecycle management
Branded generics/ various OTC line extensions
Experienced, high quality management team, with established
track record for delivering results
7

'07 - LTM CAGR = 11.8%

'07 – LTM CAGR = 20.3%

'10 – LTM CAGR = 25.1%

Establishing a Track Record of Performance
($ in millions)
Revenue
Valeant Biovail
Free Cash Flow
•2010 and prior years are pro-forma
•Free Cash Flow = EBITDA less (Cash Taxes, Cash Interest, & CapEx), plus/minus changes in Working Capital
$1.80
$2.63
$2.98
Cash EPS
8
$690
$657
$830
$1,928
$2,463
$2,755
$843
$757
$820
$1,532
$1,414
$1,651
FY 2007A FY 2008A FY 2009A FY 2010A FY 2011A LTM 31-
Mar-
2012
$866
$995
$306
$182
$353
$377
$366
$520
$728
FY 2007A FY 2008A FY 2009A FY 2010A FY 2011A LTM 31
-
2012
2010A 2011A 2012LTM  31-
Mar-2012
$71
$184
$167
Mar
-

9
50%
Revenue Mix
65%
11%
3%
21%
Total Revenues 2010
US
Canada
Australia
Emerging Markets
11%
7%
32%
Total Revenues 2012 Fcst
US
Canada
Australia
Emerging Markets
59%
27%
14%
Product Revenues 2012 Fcst
Rx
Branded Generics
OTC
71%
20%
9%
Product Revenues 2010
Rx
Branded Generics
OTC

Our Strategic Principles
1.  Only compete in attractive market segments • Geographies
• Payors
• Competition
• Therapeutic areas
• Product forms
2.  Highly disciplined business development driven
growth strategy
• Undermanaged company assets
• In line vs. pipeline
• Cash on cash returns >20%
• Don’t bet on science
3.  Decentralized operations and strategy • Attract top talent
• “Insider” in all markets
• No global S&M infrastructure
4.  Low cost operating structure • Generic mindset
5.  Diversification • Geographies (>50% outside the U.S.)
• Products (No single product more than 7%
sales)
6.  Strong bias towards enduring assets • Branded generics
• OTC
• Topicals
• Life cycle management
10

How our Strategy has Changed
(Lessons learned)
Avoid primary care tail products in the U.S.
(Wellbutrin)
Greater discipline on integration costs
Bias to private company deals
Bias towards business development vs. share
repurchase
Bias towards asset vs. company acquisitions
Cash flow from operations most important metric
11

Our People and Our Compensation
Growth strategy requires continual
development / upgrading of talent
Culture / motivated workforce is critical to
excellent execution
Compensation system geared to
rewarding long term shareholder value
12

Notable New Additions To Our Team in
Last 12 Months
Howard Schiller (CFO) – Goldman
Pavel Mirovsky (President Valeant Europe) – CEO Polpharma
Andrew Howden (CEO iNova) – AstraZeneca
Brian Stolz (Chief Human Capital Officer) – GhSmart
Tage Ramakrishna (Chief Medical Officer) – Progenics
Pharmaceuticals
Alissa Hsu Lynch (GM Consumer Products) – J&J
Janet Vergis (CEO OraPharma) – J&J
AIP Group Increased from
42 people (2010) to 68 People (2012)
13

2012 Survey Results - Focus on Our People
People like working here – 92% agree or strongly agree that they are satisfied with their jobs
People believe in our continued growth – 95% agree or strongly agree that Valeant is on the right track for continued growth
90% of our employees would recommend Valeant as an
employer to a friend or colleague
Our employees cite the following attributes to describe the
culture
Ethical
Accountable
Performance oriented
Customer focused
Dynamic
Entrepreneurial
Source: 2012 World-Wide Employee Survey conducted in May 2012.
14

Compensation for Senior Leadership
Annual Comp
Target 50% of benchmark for base salary
Target top quartile with bonus
Revenue – 25% (zero if Cash EPS not met)
Cash EPS – 75%
Equity Comp
3 year front loaded equity
>15% TRS to vest
Up to 2-3 times multiple - based on 30-45% TRS
15

OraPharma, a Valeant Company
U.S. dental market (products) -
~$17B
~$ 5B Periodontal Market
Fragmented with no big pharma
presence
~7%+ growth projected
45,000+ dental offices in the
U.S.
Broad potential for offerings
Rx products
Devices
OTC
High cash pay component
Market Characteristics
16
Business Overview
Founded in 1996
Became subsidiary of J&J in 2002
Acquired by Water Street
Healthcare Partners in 2010
Most recognized name in Dental
Pharmaceuticals – OraPharma
100 person, highly respected
sales force
Key products
ARESTIN (periodontis)
Best in class – 35 studies
Xerese (cold sores)
Best in class
Healos (bone regeneration)
Status
Deal closed June 18, 2012
Planned new

Why OraPharma?
Niche Market
Avoid big pharma
Cash pay / no government
reimbursement
Durable assets
Ability to expand into other
geographic markets
Attractive additional BD
opportunities to add to
platform
(drugs, devices, OTC)
Double digit growth
opportunity
Base Case
36% tax rate
With cost synergies
U.S. only
IRR > 20%
Upside Case
Lower tax rate
Promotion of Valeant products
(e.g. Xerese)
Pipeline products
Other geographies
Strategic Criteria Financial Criteria
17

Today’s Meeting Objectives
1.
Addressing Investors’ Financial Concerns
Our progress on building a cash flow generating
machine
Demystifying organic growth calculations
Clarifying normal rhythm of our earnings and how
annual guidance should be anticipated on a quarterly
basis
Providing insight into restructuring charges
Outline changes we are making to our quarterly
earnings call based on your feedback
18

Today’s Meeting Objectives
(Continued)
2.
Address Investor Questions Around Our
Emerging Markets Business
Underlying performance in Europe
Our strategy in South East Asia and South Africa
3.
Address Questions Around Underlying U.S.
Dermatology Performance
4.
Update On How We Are Spending
$100M/year in R&D
19

What I Am Excited About
Overall performance of the business continues to be
strong – both operationally and financially
In the last year, we have become a major player in
two of our key segments – Central and Eastern
Europe and dermatology
We have added 8 new growth platforms  (South East
Asia, South Africa, Russia / CIS, nutritionals in
Brazil, OTC in Canada, Podiatry, Oral health,
Aesthetics)
Significantly strengthened our organization
Efinaconazole (IDP-108); Potiga/Trobalt; Regederm
Deal flow has never been better – both small & large
20

Opening Remarks J. Michael Pearson Chairman and Chief Executive Officer Investor Day June 21, 2012

Financial Discussion Howard Schiller Executive Vice President, Chief Financial Officer Investor Day June 21, 2012

Topics to Cover
Financial Performance
Established track record of financial performance
We have a growing, profitable business model
Organic Growth
Both the base business and acquired businesses are growing, although there will be quarter - quarter fluctuations in growth rate
March 31  , 2012 LTM base business organic growth is 8% - “Same Store Basis”
Business Development
A disciplined approach - high IRR’s and short payback periods
Timing and amount of synergy capture and restructuring charges depends on the type of deal
BD effort to date has added significant revenue and new growth opportunities
Guidance
Excluding the impact of acquisitions, 40-45% of Cash EPS is generated in 1 half of year
FX has been a headwind
We are re-affirming high end of guidance from our Q1 earnings call
Changes to our quarterly presentation
We have taken your suggestions seriously
st
st

Growing, Profitable Business Model
Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12
Reported Revenues ($M) $452 $494 $467 $515 $565 $609 $601 $688 $856
Sale Cloderm/5FU/IDP111 -$36 -$66
Milestones -$40
Revenues excl. certain one-time items $452 $494 $467 $515 $529 $569 $601 $688 $790
Revenue Growth (vs PYQ) 17% 15% 28% 34% 49%
Reported Cash EPS $0.44 $0.46 $0.40 $0.50 $0.62 $0.73 $0.66 $0.93 $1.14
Sale Cloderm/5FU/IDP111 (margin) -$0.05 -$0.15
Milestones -$0.12
Gain on Cephalon Shares -$0.06
Exchange Gains -$0.06 -$0.08
Cash EPS excl. certain one-time items $0.44 $0.46 $0.40 $0.50 $0.56 $0.54 $0.66 $0.87 $0.91
Cash EPS Growth (vs PYQ) 28% 17% 65% 75% 61%
Cash Earnings ($M) excl. certain one-
time items $146 $153 $131 $164 $188 $179 $212 $277 $287
Cash EPS / Revenue 32% 31% 28% 32% 36% 31% 35% 40% 36%
Cash EPS / Revenue (LTM) 31% 32% 32% 34% 36% 36%
•Used Q4, 2010 (1st Q post-merger) for Q1-Q3, 2010 share count
•Q3’10 and prior period revenue and cash earnings are pro-forma

What Is Management Focused On?
Integration and operational excellence
Organic Growth
Synergy realization
Gross margin improvement
Working capital efficiencies
Talent Development
Developing a bench; next generation leaders
Business Development
Deployment of capital is most important decision
Maintaining our price discipline is key to success
Ultimately, we are focused on delivering superior shareholder returns!

Organic Growth
* Same Store Sales only include acquisitions in their first full quarter of comparison
Q1, 2012 LTM SSS
Organic Growth = 8%
7%
7%
4% 4%
14%
12%
10%
13%
10%
6%
Q1'11 Q2'11 Q3'11 Q4'11 Q1'12
As Reported Same Store Sales

Organic Growth
7%
7%
15%
4% 4%
12%
14%
12%
24%
10%
13%
23%
10%
6%
14%
Q1'11 Q2'11 Q3'11 Q4'11 Q1'12
As Reported Same Store Sales Same Store Sales w/o Neuro & Other
* Same Store Sales only include acquisitions in their first full quarter of comparison
Q1, 2012 LTM SSS
Organic Growth = 8%

Progress on 2012 Synergy Program
Run rate
expected by mid-
year
Run Rate
May 3, 2012
$200 million
$165 million
Run Rate
Feb 23, 2012
$135 million
Run rate
expected by Year-
end
$230+ million*
* Includes acquisitions announced and closed in 2012

Synergy Capture
Synergy Scenario Recent Examples
Timing of
Synergy Capture
Business is folded into Valeant
infrastructure in first Quarter
Ortho, Dermik, University Medical, Eyetech,
Afexa, Atlantis
Immediate
Business is "bolt-on" to Valeant
Day one and integrated into
Valeant infrastructure over time
Europe (PharmaSwiss, Sanitas), Brazil
(Delta, Bunker), Tecnofarma
Over Time
New Platforms
Russia (GL, Natur Produkt*), Podiatry
(PEDiNOL), SEAsia/South Africa (iNova),
Probiotica, OraPharma
Over Time
* Not yet closed

Synergy Capture
Ortho/Dermik Example
Total Dermik     Total Pre- Total Post
VRX Derm           & Ortho Synergy Synergy
Headcount          213                     472            685                   499
OpEx                  $84.5 M              $151.3 M        $235.8 M          $125.1 M
Total synergies of $110.7M achieved in Q1, 2012

Business Development
Characteristics of our acquisitions
Markets with attractive growth rates
Durability of earnings
We don’t bet on science
Rigorous Financial Modeling
Target of 20+% IRR at statutory tax rates
Target cash payback within 5 to 6 year range
Acquisition and restructuring costs are modeled as additional purchase price
Integration
Speed is important
The “best person” rule
Tracking Performance
We track revenue and synergies
Deal model including restructuring costs becomes budget

Summary of 2012 YTD BD Efforts
Large number of smaller deals
Low risk, high IRR deals
In aggregate, added approximately $400 million or more than 10% to run rate revenue
Decentralized structure allows for faster, more efficient integration
Deals spread among regions and businesses
4 in U.S. (none in derm)
1 in Canada
2 in Europe (none in Poland)
3 LatAm (no deals in 2011)
Many deals represent exciting new growth platforms or are material at the local level
PEDiNOL – Podiatry
OraPharma – Dental
GL and Natur Produkt* – Russia
Probiotica – Brazil
Acne Free – Consumer
Eyetech – Opthalmology
Integrations will be less costly
No acquired manufacturing facilities other than in Probiotica
Few people acquired (mainly sales reps)
* Not yet closed

$M Purchase Price
Restructuring, Integration &
Acquisition Related Costs
(Q4 10 - Q1 12)
Projected
Annualized
Synergies
Restructuring, Integration
& Acquisition Related
Costs % of Projected
Annualized Synergies
Biovail N/A 204.1                                      350.0                      58%
Ortho/Dermik 767.0                    43.7                                        110.7                      39%
Europe (PharmaSwiss, Sanitas) 939.0                    23.6                                        75.0                        31%
Afexa 92.0                      13.3                                        13.0                        102%
iNova 657.0                    10.0                                        25.0                        40%
Probiotica 91.0                      0.8                                          1.9                          42%
EyeTech 22.0                      0.1                                          5.7                          2%
Total 2,568.0                295.6                                      581.3                      51%
Restructuring Costs & Synergies
(Includes deals through Q1, 2012)
*
*
*
*  Europe, iNova, Probiotica – Some additional restructuring and integration costs related to these acquisitions are yet to be incurred

Our Approach to Guidance
Provide revenue, Cash EPS, and adjusted cash flow from
operations on an annual basis
Updates to our annual guidance are provided quarterly
We don’t included future deal forecasts – we only include
BD that is closed or announced
We don’t include the effect of potential changes in exchange rates or actual gains/losses from changes in exchange rates
Our business is stronger in the second half of the year
We are reaffirming our current FY guidance at the higher
end of the range
Does not include OraPharma, Natur Produkt, Acne Free, Swiss
Herbal

Changes to Our Quarterly Earnings Presentation
Earnings call moving to 8 a.m. ET
Gain/loss from asset sales:
GAAP EPS – Will be moved to Other Income
Cash EPS – Will be excluded
FX gain/losses will continue to be included, but if significant, Cash EPS will be  shown with and without
Cash EPS will be shown with and without certain “one-time” items (e.g.
milestone payments)
Organic growth will be shown on a Pro-Forma, Base Business, and
Base Business Without Neuro basis
All acquisitions will be included
Royalty payable to Meda begins in January 2013
10% royalty on sales of Elidel, Xerese and Zovirax
Royalty payments will not affect GAAP earnings, but will be deducted in Cash
EPS calculation
Restructuring, integration and acquisition charges will be disclosed by deal and category of expense
As always, our goal is clarity and transparency

Annual Financial Guidance for 2012
As of June 21, 2012
Revenue = $3.4 - $3.6 billion
Cash EPS = $4.45 - $4.70
> $1.4 billion in Adjusted
Cash Flow from Operations
“One-timers” Included:
$66M – Sale of 5FU/IDP111 (Q1)
$45M – Retigabine milestone (Q2)
$111M
$0.15 – Sale of 5FU/IDP111 (Q1)
$0.08 – Fx Gain (Q1)
$0.14 – Retigabine milestone (Q2)
$0.37
$66M – Sale of 5FU/IDP111 (Q1)
$45M – Retigabine milestone (Q2)
$111M

Cash EPS Trends
(excluding certain “one-timers” and acquisitions)
31%
33%
23%
27%
25%
21%
23%
27%
19%
21%
26%
24%
0%
10%
20%
30%
40%
Q1 Q2 Q3 Q4
2011 Actuals
2012 Budget
2012
Consensus
Estimate
* $3.99 Cash EPS consensus estimate is as of March 22nd, 2012 and excludes $0.14 for the Q2 GSK milestone
44%
56%
60%
40%
53%
47%
0%
20%
40%
60%
80%
1H 2H
2011 Actuals
2012 Budget
2012
Consensus
Estimate
$1.86
$2.13
($3.99)
*

Cash EPS
(excluding certain “one-timers”)
*All figures above exclude the GSK milestone
**FY consensus averages are based on the March 22
nd
, 2012 FY guidance
$0.88
$0.80
$1.03
$1.28
$0.91
$0.96
$0.90
$1.03
$1.10
$0.96
Q1 Q2 Q3 Q4
FY Consensus Estimate at Avg 2011A / 2012B Phasing Q1, 2012 Actuals
Consensus Estimate, March 22nd 2012 Consensus Estimate, Current

Q2 Currency Impact
-20%
-15%
-10%
-5%
0%
5%
10%
11/03/11
Spot
Q1 Avg April 2012
Avg
May 2012
Avg
6/7/2012
Spot
AUD
BRL
CAD
EUR
MXN
PLN
RUB
RSD
ZAR
Based on internal forecasts as of Q1’12 earnings
call, declining currencies are expected to have a
negative Q2 impact of $0.03 Cash EPS and $15M
revenue

Q2 Currency Impact 2012 vs. 2011
“Year over Year Declining Rates”
-30%
-25%
-20%
-15%
-10%
-5%
0%
AUD BRL CAD EUR MXN PLN RUB RSD ZAR
Compared to Q2’11 exchange rates, declining currencies have a negative
Q2’12 impact of $55 - $60 million revenue and $0.05 - $0.06 Cash EPS

Adjusted (Non-GAAP) Cash Flow from
Operations
GAAP Cash Flow from Operations, adjusted for:
Cash Payments Relating to Restructuring/Integration/Acquisition costs, Legal
Settlements, and IPR&D payments
One time working capital changes relating to business development activity
(where A/R and Inventory are not acquired)
In Q1 12, adjustments to GAAP Operating Cash Flows were $88.0 M, of which
$87.3 M was related to Restructuring/Integration/Acquisition costs:
If we stopped all BD activity, restructuring/integration/acquisition costs would trend to zero.
Ortho/Dermik 26.9
Biovail Merger (closure of old Biovail HQ) 25.9
Europe (PharmaSwiss, Sanitas) 11.9
Afexa 9.5
iNova 9.3
Manufacturing Integration (Various Deals) 1.9
Probiotica 0.3
Eyetech 0.1
Other 1.5
Total 87.3 $

Q1 Restructuring, Integration and
Acquisition Related Costs
Expense Type
Q1 Amount
Paid (millions) Comments
Facility Closure Costs 22.6 Relates to closure of Mississauga facility. $12.4 M was accrued for in previous quarters.
Acquisition Related Costs 19.8 Includes payments for legal fees and advisory services associated with
Dermik, Ortho, and iNova transactions ($17M) accrued in previous quarters.
Severance Payments 19.7 iNova $8.1M, Ortho/Dermik $6.2M, Europe $3.3M, Other $2.1 M
Integration related consulting,
duplicative labor, and other
10.7 Duplicative Labor (Europe, Canada) $3.2M, IT Integrations costs and Transition
Services $5.1 M, Integration Related Consulting (Dermik/Ortho) $2.4 M
Contract Termination 3.2 Termination of contracts associated with Mississauga facility $1.6M,
Other smaller items $1.6M
Manufacturing Integration Costs 1.8 Related to integration of Delta and Bunker facilities in Brazil
Travel/Other
1.4
Payments of Integration Costs
accrued in previous quarters
8.1 Includes Integration related consulting, duplicative labor, contract termination and manufacturing integration costs accrued for in previous quarters
Total 87.3

Topics to Cover
Financial Performance
Established track record of financial performance
We have a growing, profitable business model
Organic Growth
Both the base business and acquired businesses are growing, although there will be quarter - quarter fluctuations
March 31  , 2012 LTM base business organic growth is 8% - “Same Store Basis”
Business Development
A disciplined approach - high IRR’s and short payback periods
Timing and amount of synergy capture and restructuring charges depends on the type of deal
BD effort to date has added significant revenue and new growth opportunities
Guidance
Excluding the impact of acquisitions, 40-45% of Cash EPS is generated in 1 half of year
FX has been a headwind
We are re-affirming high end of guidance from our Q1 earnings call
Changes to our quarterly presentation
We have taken your suggestions seriously
st
st

Financial Discussion Howard Schiller Executive Vice President, Chief Financial Officer Investor Day June 21, 2012

Questions? J. Michael Pearson Howard Schiller

Business Overview Rajiv De Silva President, Valeant Pharmaceuticals International, Inc. Chief Operating Officer, Specialty Pharmaceuticals Investor Day June 21, 2012

1
Executive Summary
Pharmaceutical market gives Valeant a large canvas upon
which to implement a unique strategy
$700B+ IMS reported, but likely $1-2 trillion when adjacent categories and unreported sales are included
Highly fragmented, with a substantial component in private companies
Fundamental shift in growth rates among global markets
Emerging markets most attractive
Developed markets are slowing (e.g., Western Europe)
But, still some attractive niches in the U.S., Canada and Australia
Valeant strategy has focused on re-shaping its footprint in light of market dynamics
Exit / avoid low growth markets, e.g., Western Europe, Japan
Focus efforts in the U.S. on niche platforms, e.g., Dermatology
Canada and Australia offer opportunistic platforms through acquisitions /
mergers – Biovail and iNova
Focus on high growth emerging markets – Latin America, Central and
Eastern Europe, South East Asia, South Africa

2
Future Growth Will be Most Attractive in
Emerging Markets
1 Real GDP growth; Pharma spend growth in constant US dollars
Source: Economic Intelligence Unit (EIU); BMI
Above median
Below median
Western Europe
Japan
US & Canada
Asia (ex Japan)
Australia
Africa
Central & Eastern Europe
Latin America
0%
-1%
0%
GDP growth
(2008-2011)
7%
2%
2%
1%
3%
0%
-1%
0%
GDP growth
(2008-2011)
7%
2%
2%
1%
3%
-2%
1%
2%
Projected pharma
spend growth
(2012-2016, CAGR)
12%
1%
10%
8%
11%
-2%
1%
2%
Projected pharma
spend growth
(2012-2016, CAGR)
12%
1%
10%
8%
11%
Projected GDP
growth (2012-16)
1%
1%
3%
4%
2%
7%
3%
4%
Projected GDP
growth (2012-16)
1%
1%
3%
4%
2%
7%
3%
4%
1 1
1

3
Investment Focus
Niche markets that fit strategy
Dermatology
Podiatry
Ophthalmology
Dentistry
Orphan
Avoid primary care
Broad presence given legacy Biovail / Valeant capabilities
Aggressive in-licensing to leverage infrastructure
Build Consumer business
Broad presence given legacy iNova / Valeant capabilities
Bolt-on acquisitions in Consumer
Increase critical mass in Brazil and Mexico
Look for new market expansion opportunities (e.g., Colombia)
Growing “anchor markets” – Poland, Serbia
High growth emerging markets – Russia, CIS
New platform from iNova acquisition
Strengthen existing hubs (e.g., Malaysia and Philippines)
Enter new markets (e.g., Indonesia, Vietnam)
New platform from iNova acquisition
Strengthen hub in South Africa
U.S.
Canada
Australia
Central Europe
Latin America
South East Asia
South Africa

70
65
60
55
50
45
40
35
30
25
20
15
10
5
0
1/1/08
7/1/08
1/1/09
7/1/09
1/1/10
7/1/10
1/1/11
7/1/11
1/1/12
7/1/12
2008
Sold W. European business assets
Acquired
– Coria Labs
– DermaTech
– Dow Rx Sciences
2009
Acquired
– Technofarma
– Major Skincare brands
– Polish Products
– Laboratoire Dr. Renaud
2010
Acquired
– Instituto Terapêutico Delta
– Bunker Industria Farmacêutica
– Vital Science Corp
– Aton Pharma
Merger:
– Biovail Corp
2011
Acquired
– PharmaSwiss (E.Europe)
– Dermik
– Ortho Dermatologics
– Sanitas Group (E. Europe)
– Afexa Life Sciences
– iNova
SE Asia
2012
Acquired
– Probiotica
– Eyetech
– Pedinol
– Assets from Atlantis Pharma
– Assets from Gerot Lannach
– AcneFree and assets from University Medical

4
Valeant Has Grown by Focusing on High
Growth Countries / Niche Markets
**Adjusted for Valeant/Biovail merger. Line denotes share price plus the special dividend paid to Legacy Valeant shareholders related to the Biovail merger.
Valeant stock price* (Adjusted Close – $USD); selected deals

5
Business Unit Overview
Rx Dermatology
Consumer
Aesthetics
Podiatry
Dentistry
Ophthalmology
Neurology / Other
U.S. Canada / Australia Emerging Markets
Latin
America
Asia /
Africa
Central /
Eastern
Europe
Poland
Russia / CIS
Serbia
Balkans / Other
Canada
Australia
Mexico
Brazil
South East
Asia
South Africa
2012 Revenue
~$1,700 ~$100 ~$360 ~$760 ~$600

6
Case Study: U.S. Podiatry
PEDiNOL, A Valeant Company
~$1B U.S. market (2011)
Fragmented with no big pharma
presence
3-5% growth projected
17,000+ podiatrists in the U.S.
Broad potential for offerings
Rx products
OTC/cosmetics
Dietary supplements
Wound care
Orthotics / Diabetic shoes / braces
Equipment for in-office
procedures
High cash pay potential
Founded in 1925
~$50M* in sales
Most recognized name in
podiatry: PEDiNOL
~25 person highly respected
sales force
Key products
Ertaczo (Athlete’s Foot)
Gris-PEG (Athlete’s Foot)
CeraVe SA
Nalfon (pain)
Various OTC
Integration targets achieved
Severances completed
National Sales Meeting on
6/11/12 to kick off new unit
Market Characteristics Business Overview
New
* Includes Valeant podiatry products

7
Latin America Overview
Mexico
Population: ~115M
Healthcare spend: $605 / Capita / Year
Pharmaceutical market: ~$20B
Cash pay: 75% of total spend
Brazil
Population: ~195 M
Healthcare spend: $990 / Capita / Year
Pharmaceutical market: ~$25B
Cash pay: 70% of total spend

8
Valeant Brazil—Overview
Market size ~ $25B
High growth outlook ~10-12%
Well regulated environment
Affluent segment of population
with high disposable income
High proportion of out-of-
pocket expense (~70%)
Government reimbursement
system providing broad access
Physicians and pharmacists are
important points of influence
2012 revenues of ~$150M
Legacy Valeant
Branded Gx
OTC
Dermatology
Acquired Branded Gx
Bunker and Delta (Regederm)
Branded Gx
Probiotica
Sports nutritionals
High growth business
2009 – 2012 growth of 88%
CAGR
Organic growth of ~15% projected
for 2012
Market Characteristics Business Overview

9
Valeant Mexico—Overview
Market size ~$20B
Strong growth outlook ~7%
Government reimbursement
broadly in place, but largely a
cash pay market
High proportion of out-of-
pocket expense (~75%)
Strong branded generics
market
Substantial influence of
pharmacists and concentrated
retailers and wholesalers
2012 revenues of ~$210M
Legacy Valeant
Branded Generics
OTC
Bedoyecta – Vitamin B
Tecnofarma
Generics / Branded generics
Atlantis
Branded generics
2009 – 2012 growth of 17%
CAGR
Organic growth of >10% projected
for 2012
Market Characteristics Business Overview

10
Further Opportunities for Expansion
Exist in Latin America
Valeant market Valeant not present Expansion Opportunity
0
5
10
15
8 7 6 5 4 3 1 0
Paraguay
El Salvador
Ecuador
Costa Rica
Bolivia
Peru
Chile
Argentina
10 9
Projected Rx/OTC Growth
CAGR (2012-16)
Current Rx/OTC Market Size
2011, Dollars Billion
26 12 2
Brazil
Mexico
Venezuela
Nicaragua
Honduras
Guatemala
11
Colombia
Source: BMI

Business Overview Rajiv De Silva President, Valeant Pharmaceuticals International, Inc. Chief Operating Officer, Specialty Pharmaceuticals Investor Day June 21, 2012

Emerging Markets – Central and Eastern Europe Pavel Mirovsky President, Valeant Europe Investor Day June 21, 2012

2 Geographic Footprint CEE, Russia, CIS Population = 340 million people Pharmaceutical Market = $31B Territory of 8,567,284 square miles

3
14 12 10 8
Projected Rx/OTC Growth
CAGR (2012-2016)
20 4 2 0
Western Europe
Turkey
Ukraine
Slovenia
Croatia
Bulgaria
Belarus
18 6
Kazakhstan
Hungary
274 272 16
Serbia
Slovakia
Latvia
Lithuania
Poland
Czech Republic
Romania
Russia
Valeant market Valeant not present Expansion Opportunity
PharmaSwiss and Sanitas Acquisitions Have Created a
Broad Eastern European Footprint
Current Rx/OTC Market Size
2011, Dollars Billion
-2
0
2
4
6
8
10
12
14
16

4
Business Strategy
Business model consistent with Valeant philosophy
Durable branded generic business
Rich pipeline, rapidly growing number of new launches
Operational and market access excellence
Aggressive, but disciplined, BD and M&A activities
Execute synergies – on time and in full
Out-pace both the market and the competitors
Focus on key geographies in CEE
Russia & CIS, Poland, Serbia,
Explore Middle East North Africa (MENA)  potential
Avoid Western Europe

5
Where We Rank in The CEE Market
Rank Company Market Share
1. Novartis 7.9%
2. Sanofi-Aventis 7.0%
3. Roche 4.7%
4. Teva 3.8%
5. GSK 3.7%
6. Servier 3.7%
7. Pfizer 3.3%
8. Bayer 2.9%
9. KRKA 2.7%
10. Abbott 2.7%
……..
15. Valeant Pharmaceuticals 2%

| | | | |
|---|---|---|---|
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| | | | |

VALEANT
Pharmaceuticals International, Inc.

6
Business Summary
Region Revenues
(2012e)
# Sales Reps % Govt
Reimbursement
Poland ~$200 M 325 ~30%
Serbia ~$100 M 90 ~45%
Russia/CIS/
Adriatics
~$200 M 525 ~20%
Central Europe ~$135 M 215 ~40%
All Other ~$65 M 0 Partnered
Total Valeant
Europe
~$700 M 1155 (85%*) ~30%
* % of total headcount, excluding manufacturing

7
Product Mix - CEE
Drivers of Change:
Reduced dependence on very competitive cardiovascular segment
Significant penetration into dermatology
Entry to niche segments as ophthalmology and gastro-enterology
Significant growth in oncology driven in Ex-Yugo and Baltic markets and launches of licensed innovative oncology portfolio
Continuing focus on OTC
2012e
Primary,
37%
OTC, 29%
Specialty,
34%

8
Poland
The new pharmaceutical law has had a dramatic short
term negative impact on Polish market
2012 forecast predicts no growth for retail market first
time in 20 years
Week 1-10: (18.8%) in value,
Week 11-20: ~(4%)
Full year expected at zero growth 2011/2012
Valeant one of few companies that continue to grow
May +4% (YTD)
2012-2016 Polish market expected CAGR >5%
Forecasted Valeant organic growth is expected to significantly outpace the market

9
Branded Generics Example: 250+ launches per
year planned in Central and Eastern Europe
Example Product Indication Market
Benzydamine lozenges / Spray
Throat inflammation Multiple markets
Ketoprofen ER tablets / Spray Inflammatory pain Multiple markets
Mometasone / Cream, Solution Skin inflammation Multiple markets
Telmisartan-HCTZ / Tablets Hypertension Multiple markets
Azithromycin / ODT Respiratory tract infections Multiple markets
Brimatoprost / Eye drops Glaucoma Multiple markets
Terbinafine / Tablets Antifungal Multiple markets

10
Business Development Opportunities
Purchasing Dossiers
~$70,000 expense per dossier (on average)
Representation business
Eisai oncology
In-licensing products
Ipsen GI, dermatology, oncology
Small acquisitions
Chemo Iberica’s diabetes drugs in Russia
Mid-size acquisitions
Gerot Lannach (Russia/CIS)
Natur Produkt (not yet closed)

11
5 Year Aspirations
Become a top 10 pharma in CEE
(>5% market share, >$2 B turnover)
Focus on Russia, Russia, Russia, Poland, Ukraine,
Kazakhstan, explore MENA potential
Shift focus to OTC, niche markets (dermatology,
ophthalmology) and enter biosimilars
Maintain double digit organic growth, coupled with
intensive BD/M&A
EBITA growing from 31 – 37% (base case) to 31 - 41%
(aspirational)

Emerging Markets – Central and Eastern Europe Pavel Mirovsky President, Valeant Europe Investor Day June 21, 2012

Emerging Markets - South East Asia and South Africa Andrew Howden CEO, iNova Valeant, South East Asia, South Africa and Australia Investor Day June 21, 2012

2
Notes:
1 All employee figures are as at June 2012
2 Country sales figures are excluding royalties (SEA)  and acquisitions
Valeant Asia / Africa Pacific Footprint
Other African markets –
Partners
Vietnam –
2 Partners
Taiwan – A$0.6m,
1 Partner
South
Korea –
A$2.6m,
2 Partners
China –
A$1.0m,
2 Partners
South Africa – A$37m
37 employees
Philippines – A$6.1m,
5 employees + sales
outsourced
Singapore – A$5.4m,
9 employees
Malaysia – A$11.0m,
26 employees
Hong Kong –
A$3.0m,
7 employees
Thailand – A$6.8m,
2 Partners
Japan –
A$6.7m,
2 Partners
Indonesia –
Begin 2012
Valeant presence Distributor or licensing partner

3
Philippines
Indonesia
Thailand
Current Rx/OTC Market Size
2011, Dollars Billion
South Korea
China
68 66
Taiwan
14 12 10
Projected Rx/OTC Market Growth
CAGR (2012-16)
128 126 8 6 4 2 0
Vietnam
Japan
Hong Kong
Singapore
Malaysia
South Africa
Valeant market
Valeant partners Expansion Opportunity
Our Focus Has Been on High Growth Markets With
Opportunities for Future Expansion
India
0
5
10
15
Source: BMI, company data

4
Business Summary - Established and Growing
Businesses in Key Asian Markets
Region # Sales Reps Key Products % Govt
Reimbursement
Malaysia 17
Difflam, Duromine, Nuelin,
DuroTuss
<10%
Thailand
29 Norgesic, Nuelin
<30%
Philippines
38
Difflam, Norgesic
0%
Singapore 5 Difflam, DuroTuss, Duromine
0%
Hong Kong
4 Difflam, DuroTuss, Tambocor
0%
Source: Market data

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VALEANT
Pharmaceuticals International, Inc.

5
Valeant Growth Exceeds Market Growth in
Asian Markets
Country
Valeant YTD MAT
Growth
Q1’12
Market YTD MAT
Growth
Q1’12
Thailand +24% +3%
Philippines +23% +6%
Malaysia +24% +12%
Singapore +8% +3%
Hong Kong +15% +10%
Source: IMS

6
17,204
19,518
21,886
24,184
26,165
7,965
9,870
12,721
15,958
19,173
0
20,000
40,000
60,000
80,000
16,886
2007
39,196
14,027
Sales (USDm)
Originals
54,767
Unbranded Gx
2011
Branded GX
72,211
2009
46,274
26,873
2008 2010
63,787
20,160
23,645
CAGR
21%
16%
11%
15%
Overall
APAC Sales breakdown by originator
Branded Generics Showing Strong Growth
Across Asian Market
Why Brand Matters
•
In mature markets
unbranded generics
represent fastest
growing segment
•
Brand is associated
with quality and can
command a higher
price
•
In less mature
markets generics as
a whole represent a
greater share – given
price concerns
•
Branded generics
are both larger and
faster growing than
unbranded
Source:
The APAC Pharmamarket; Connecting the dots, July 2011

7
Consumers in Asia Pacific Show a High Propensity
to Self-medicate – Strong OTC Segments
Expectorants
Allergy
Chinese Medicines
Cold Preps
Dietetics
Non-narcotic Analg.
Vitamins & Minerals
Anti-rheumatics, topical
Antacids
All other therapeutics
Source: IMS Health MAT Dec 2011; OTC only
Asia Pac OTC Market
Value share, percent
Value CAGR
(2007 -
2011), %
~-1
~1
~4
~6
~4
~ 6
~5
~4
~20
~20
15.8
6.3
5.1
4.4
3.3
3.2
3.0
2.8
2.4
7.4

8
Product Focus Remains With Weight Control,
Dermatology, Cough, Throat and Pain Products
Drivers of Change:
Focus on sales and marketing as a competitive advantage
Build key account management
Difflam, Durotuss and Duromine key growth drivers (throat, cough and weight management)
Take a position of Professional Endorsement for brands
Extend product life cycles with Product Development
2012e
Primary,
30%
OTC, 52%
Specialty,
18%

9
Key Market / Environmental Factors
South Africa
High growth market - +5-10%
Consistent market growth through volume and price
increases
Established brands, growing pharmacy segment with
strong OTC brands
Introduction of the National Health Insurance (NHI) to
enable broader access to healthcare and medication
International Benchmark Pricing (2013) will result in 3-4%
one-off loss from total private sales turnover
Protracted regulatory process at Medicines Control
Council (MCC) current backlog of more than 4,000
applications at the MCC

2006-2010 Sales CAGR

VALEANT
Pharmaceuticals International, Inc.

10
Valeant Is One Of The Fastest Growing Pharmaceutical
Businesses in South Africa
Source: IMS MAT Mar-2011 , LHS based on AUD, RHS based on ZAR
BI
SA
Average 2006-2010
CAGR=13.1%
Valeant growth evolution vs. leading South African companies
Average  MAT Q1 2011 PPG= 6.6%
40
10
0
35
10 5
15
(10)
25
(5) 0
5
15
20
30
J&J
LILLY
NOVARTIS
AZ
SERVIER
Sanofi
International MNCs
BI
ADCOCK
CIPLA
BMS
PFIZER
ROCHE
Valeant
MAT Q1 2011 Annual Sales Growth
30
25
20
S.Africa MNCs
LUPIN
ASPEN
J&J
BAYER
ABBOTT
NOVO
MERCK
KGAA
MSD

11
Five-Year Aspirations
Rank in top 10 in key markets – South Africa, Thailand, Philippines,
Indonesia, Malaysia
Target of $500m sales
Enter new markets and establish brands in Indonesia and Vietnam
Aggressive acquisition plans to speed growth
Launch global Valeant brands in Asia and Africa – CeraVe, Dr
Lewinns, Dermaveen, Hamiltons Sun and create strong skin position
Patient/customer value at the core of everything we do
Maintain focus on sales management
Professional endorsement of brands as a key marketing focus
Balanced portfolio of OTC and Prescription brands to suit Asia and
African markets
Supply Chain optimization and efficient/lean operational structure

Emerging Markets - South East Asia and South Africa Andrew Howden CEO, iNova Valeant, South East Asia, South Africa and Australia Investor Day June 21, 2012

Questions? Panel: Pavel Mirovsky Andrew Howden Javier Rovalo Carlos Picosse John Connolly

U.S. Rx Dermatology David Mullarkey Senior Vice President & General Manager, Valeant Dermatology Investor Day June 21, 2012

2
U.S. Rx Dermatology Business Overview
Top tier U.S. Dermatology business
–
Top 3 in U.S.
–
5 year sales growth CAGR of ~59% -- fastest growing top
Derm company
Focused on three key segments
–
Acne
–
Dermatitis
–
Anti-virals
Strong Pipeline/Expansion Opportunities
–
Efinaconazole (IDP-108) – Potential to be breakthrough
onychomycosis treatment
–
Multiple lifecycle management efforts
–
Potential new areas:  skin cancer, psoriasis, fungal
infections of the skin

⇔

↑

↑

↑

↑

↑

↑

↑

⇔

↓

↑

⇔

VALEANT
Pharmaceuticals International, Inc.

3
U.S. Dermatology Market Dynamics
General
–
Large (~$9B), but low growth market
–
Low big Pharma presence
–
Fragmented competition/many small players
Prescribers
–
Relatively focused target list
–
Relationship-oriented/industry-friendly
–
Growing influence of PA’s/nurses
Coverage
–
Relatively low government reimbursement
–
Increasing self-pay component
–
Increasing managed care controls
–
High use of co-pay assistance programs
Innovation
–
Predominantly through formulation innovation
–
High barrier to generic entry, though some regulatory changes ongoing

4
Valeant Is Now Top Tier Rx Dermatology Player
2008 - Top 15
Source: Wolters Kluwer Health Integrated AWP Dollars for Rx Derm Products Only - May
2012
*Medicis: gross sales only, excludes aesthetics and Rx reported 2011 net sales ~$500M
**Allergan excludes aesthetics
Valeant #11
Valeant #3
2011 - Top 15
(Based on Gross Sales)
-$100 $100 $300 $500 $700 $900
Pedinol
Intendis/Bayer
Triax
Merz
Valeant
Allergan
Dermik
Ortho derm
Astellas
Warner Chilcott
Graceway
Nycomed
Medicis
GSK (Stiefel)
Galderma
$0 $200 $400 $600 $800 $1,000 $1,200
Aqua
Promius
Onset
Intendis/Bayer
Merz
Astellas
Leo
Allergan
Warner Chilcott
GSK (Stiefel)
Sandoz/Novartis
Valeant
Galderma
Medicis*

5
Valeant Segment Strategy
Market/Environment
– Co-pay programs mandatory
– Increased cost of access within
managed care plans
– Continued growth of PA/NP
influence
– Continued increase in non-Rx
acne treatment options
– Market shifted back to topical
steroids
– TCI market (Elidel) very
promotionally  sensitive
– Combination treatment is rule
– Non-prescription options (e.g.,
CeraVe) established as critical
components of regimen
– “Inch deep, mile wide”
– Unmet need for more effective
topical for HSV-1
– High use of OTC medications
– Increasing patient interest in
topical vs. oral therapies
Acne
~$3.2B
Dermatitis
~$1.5B
Anti-viral
~$2.3B
Strategy
– Convert BenzaClin to
Acanya
– Focus on
Acanya/RAM/Atralin
lifecycle management
– Manage RAM/Atralin as a
portfolio
– Return Elidel to growth
– Maximize CeraVe use in
combination treatment
regimens
– Accelerate Xerese launch
– Convert Zovirax to
Xerese
– Expand Xerese
indications

Acanya®
(Clindamycin Phosphate and Benzoyl Peroxide) Gel, 1.2%/2.5%

Atralin®
(tretinoin) gel 0.05%

CeraVe

Carac®
fluorouracil cream 0.5%

ELIDEL®
(pimecrolimus) Cream 1%

RENOVA®
(tretinoin cream) 0.02%

RETIN-A MICRO®
(tretinoin gel) microsphere, 0.1%/0.04%
PUMP

XERESE®
(Acyclovir and Hydrocortisone) cream 5%/1%

ERTACZO®
(sertaconazole nitrate) cream, 2%

ZOVIRAX®
(ACYCLOVIR) CREAM 5%
TARGETED. TOPICAL. ANTIVIRAL.

BenzaClin®
(Clindamycin and Benzoyl Peroxide) gel 1%/5%

VALEANT
Pharmaceuticals International, Inc.

6 Key Current Products – Focus of Growth

Net Sales Millions (USD)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$71M
$103M
$177M
$322M
$568M
$900-950M
2007
2008
2009
2010
2011
2012E

VALEANT
Pharmaceuticals International, Inc.

7 Valeant U.S. Dermatology Growth ~67% CAGR Note: Includes entire Valeant U.S. Dermatology segment

Atralin, 10%
Oxsoralen, 10%
Efudex, 13%
Salex, 8%
Tetrix, 2%
Cloderm, 10%
Fluorouracil, 47%

Ertaczo 2%
Xerese 2%
Atralin 5%
Renova 1%
Carac 7%
Zovirax 35%
Others 11%
Elidel 9%
Acanya 8%
RAM 14%
BenzaClin 6%

VALEANT Pharmaceuticals International, Inc.

8 Key Changes in Rx Dermatology Business Over Time 2012 2008

9
3%
9%
29%
33%
44%
3%
18%
38%
37%
40%
0%
10%
20%
30%
40%
VRX Retinoid
Franchise
Acanya Atralin Zovirax/Xerese CeraVe**
MAT
May
Maintaining Growth During Acquisitions
in U.S. Dermatology
2012 vs. 2011 Volume Growth
Source: Wolters Kluwer Health; IRI Scan data; Retailer data – May 2012
*Zovirax/Xerese volume in TRx grams; **CeraVe scan volume growth
*
2012

0%
-5%
-10%
-15%
-20%
-16%
-14%
-5%
-3%
FY 2011
Q4 2011
YTD 2012
May-12

20%
15%
10%
5%
0%
-5%
-10%
-7%
-2%
11%
16%
FY 2011
Q4 2011
YTD 2012
May-12

VALEANT
Pharmaceuticals International, Inc.

10 Promotional Efforts Turning the Elidel Growth Curve Elidel YOY TRx Growth All Prescribers Source: Wolters Kluwer Health May 2012 Elidel YOY TRx Growth Dermatologists

11
Key Priorities for 2012
Successfully integrate Ortho, Dermik and Coria and create high-
performing field sales organization optimizing multiple brands
Create growth brands out of Elidel and Xerese
Grow retinoid portfolio of Retin-A-Micro/Atralin
Convert BenzaClin business prior to patent expiry
“Introduce” new Valeant Dermatology and align external
presence/perception with our industry leadership ambition
Accelerate life cycle management options for existing brands
Extensive launch planning for efinaconazole (IDP-108 -
onychomycosis)

U.S. Rx Dermatology David Mullarkey Senior Vice President & General Manager, Valeant Dermatology Investor Day June 21, 2012

R&D Update Susan Hall, Ph.D Senior Vice President, Global R&D Investor Day June 21, 2012

1
R&D Operating Principles
Lower risk / niche
opportunities
Diverse portfolio
Major focus on
lifecycle
management
Extensive topicals
expertise driver of
internal innovation
Lean operating
model
supplemented with
partnerships
Leverage R&D
globally

2
R&D – Excellent Productivity Track
Record
As measured by:
Disciplined R&D budget and
associated FTEs relative to revenue
Successful rapid integration of
products that are acquired
Executing on numerous pipeline
activities
Multiple successes to date, e.g.
Acanya, IDP-111, Potiga/Trobalt,
CeraVe line extensions,
efinaconazole (IDP-108), Sublinox,
Lodalis, Regederm
Ensuring ongoing support of the
portfolio
2010 2011 2012e
(proposed)
U.S. $36.5 M $57.4 M $70 - $85 M
Non U.S. $19.1 M $8.3 M $20 - $25 M
Total Spend $55.6 M $65.7 M $90 - $110 M
Spend as %
Sales
5% 3% ~3%
R&D spend

3
Diverse Portfolio Driving The Business
Targeted NCE development
New formulations and delivery technologies
New indications / market expansions opportunities
Generics / Branded Generics
Novel therapies utilizing currently approved products
Examples
efinaconazole (IDP-108)
IDP-118
Potiga XR
Acanya, Atralin, Elidel,
Zovirax lifecycle
management
Central & Eastern
Europe portfolio

4
Efinaconazole (IDP-108) / Onychomycosis
(1/2)
Onychomycosis is a progressive fungal infection of the nail bed
Caused mostly by dermatophyte fungi, but also yeasts or molds
Represents 50% of all nail disorders & frequently involves
several nails
Current treatment challenges are many
Need for medication to reach infection site under nail
Clinical efficacy is based on nail appearance, which grows slowly
Two phase 3 studies completed: primary efficacy outcome of
complete cure at week 52 (48 weeks treatment with 4 weeks
follow up) vs. placebo:
Statistically superior (p<0.001) to placebo for all primary and secondary endpoints
Efinaconazole was generally safe and well tolerated

5
Efinaconazole (IDP-108) / Onychomycosis
(2/2)
Submission to FDA 3Q 2012; other countries planned -
Canada, Brazil, Mexico, Central Europe
Valeant has rights to North & South America and EU countries
W. Europe submission requires evaluation vs. an already
approved product – active partnering discussions underway
Phase 3 and other data targeted for top specialty journals
plus presenting at national dermatology and podiatry
conferences
Efinaconazole is a potent anti-fungal with the potential for a broad range of additional multiple indications

—

CeraVe
CeraVe
CeraVe
CeraVe
CeraVe
CeraVe
CeraVe

VALEANT
Pharmaceuticals International, Inc.

6
CeraVe
®
Premium Line
of Skincare Products
Designed to restore and repair the skin barrier for healthier skin
Innovation-driven approach:
Meeting patient / consumer needs with superior formulations
designed to restore and repair the skin barrier
All new products have driven incremental sales due to
focusing on different skin disease states
All innovations were developed by Dow Pharmaceuticals with
input from leading dermatologists
We are actively progressing other opportunities to meet
unmet needs in the marketplace

REGEDERM
REGEDERM
REGEDERM

VALEANT
Pharmaceuticals International, Inc.

7
Regederm
®
: Treatment & healing of wounds
Brazil
Launched in Brazil, April 2012
Prescription product Indicated for the
acceleration of wound healing and tissue
regeneration properties
Gel cream formulation – consists of
bioactive protein fractions of latex serum
derived from the rubber tree
Mechanism of action:
Stimulates angiogenesis
Inhibits collagenase
Valeant is evaluating opportunities to
launch Regederm
®
in other regions,
patents pending worldwide

R&D Update Susan Hall, Ph.D Senior Vice President, Global R&D Investor Day June 21, 2012

Questions? Panel: Dave Mullarkey Alissa Hsu Lynch Tom Schlader Susan Hall Ryan Weldon Dan Spira Julie Kang

Appendix

2
GAAP EPS vs. Cash EPS
Adjustments:
Non-Cash Items
Amortization
Intangible Assets
Deferred Financing Costs
Debt Discounts
Inventory Step Up (Acquisition related)
Contingent Consideration Fair Value Adjustment (Acquisition related)
Stock Based Compensation Fair Value Step Up (Acquisition related)
Deferred Taxes
“Non-recurring” charges:
Restructuring and Integration Charges
Acquisition-related Transaction Costs
Legal Settlements
IPR&D (Cash and non-Cash)
Gain/loss on early extinguishment of debt
Non-Cash items included in Cash EPS
Stock Based Comp
Depreciation

3
Restructuring, Integration and Acquisition
Related Costs
“Acquisition-related Restructuring and Integration Costs”:
Employee severance and/or relocation
Contract termination costs
Costs to consolidate or close facilities (including manufacturing)
Other associated costs:
Duplicative labor during transition period
Professional fees (consulting, temporary labor)
Systems integration costs
Travel related costs for which the primary purpose is related to integration
“Acquisition-related Transaction Costs”:
Professional fees for advisory, brokerage, legal, accounting, valuation
Travel related costs for which the primary purpose is related to the acquisition

4
Presentation of Non-GAAP Adjustments
Inventory
step-up
Alliance
product
assets &
pp&e step-
up
Stock-based
compensation
step-up
Contingent
consideration
fair value
adjustment
Restructuring,
acquisition-
related and other
costs
Legal
settlements
Amortization &
other non-cash
charges
Amortization of
deferred financing
costs, debt
discounts and ASC
470-20 interest
(Gain) Loss on
extinguishment
of debt Tax
Product Sales - - - - - - - - - - - - - - - - - - - -
Cost of goods sold X X X - - - - - - X - - - - - -
Cost of Alliances - - X - - - - - - - - - - - - - - - -
Selling, general and administrative ("SG&A") - - X X - - - - - - X - - - - - -
Research and development - - X X - - - - - - - - - - - - - -
Acquired in-process research and development - - - - - - - - - - - - - - - - - - - -
Legal settlements - - - - - - - - - - X - - - - - - - -
Contingent consideration fair value adjustments - - - - - - X - - - - - - - - - - - -
Restructuring, acquisition-related and other costs - - - - - - - - X - - - - - - - - - -
Amortization of intangible assets - - - - - - - - - - - - X - - - - - -
Interest expense, net - - - - - - - - - - - - - - X - - - -
(Gain) loss on extinguishment of debt - - - - - - - - - - - - - - - - X - -
Tax - - - - - - - - - - - - - - - - - - X

5
Pro Forma Adjusted Income (Non-GAAP)
Legacy Valeant
$M Q1 10 Q2 10 Q3 10 Q1 10 Q2 10 Q3 10 Q1 10 Q2 10 Q3 10
GAAP Net income (loss) from Continuing Operations
(3.2) $      34.0 $      (207.9) $    35.6 $      32.2 $      (176.0) $    32.4 $        66.2 $        (383.9) $
Non-GAAP adjustments :
Inventory step-up - - - - 2.5 3.2 - 2.5 3.2
Other amortization and non-cash charges 2.8 2.7 2.6 - - - 2.8 2.7 2.6
Stock-based compensation step-up
- - 20.9 - - - - - 20.9
Restructuring and other costs
0.6 2.9 95.9 0.5 2.0 28.3 1.1 4.9 124.2
Acquired in-process research and development 51.0 10.2 - - - - 51.0 10.2 -
Acquisition-related costs - 7.6 28.0 0.5 8.7 66.5 0.5 16.2 94.6
Legal settlements - - 38.5 0.5 1.0 1.0 0.5 1.0 39.5
Amortization of intangible assets 33.3 33.3 35.5 19.3 22.3 26.0 52.6 55.6 61.5
Amortization of deferred financing costs, debt discounts
and ASC 470-20 (FSP APB 14-1) interest
4.1 4.2 3.8 2.0 2.0 1.8 6.1 6.2 5.6
Loss on early extinguishment of debt - - - - - 205.6 - - 205.6
(Gain) loss on investments, net 0.2 0.4 5.0 - - - 0.2 0.4 5.0
Write-down of deferred financing costs - - 5.8 - - - - - 5.8
Tax 4.3 0.7 59.5 (5.7) (13.8) (112.9) (1.4) (13.1) (53.4)
Total adjustments
96.3 61.9 295.6 17.2 24.8 219.5 113.5 86.7 515.1
Adjusted Income (Non-GAAP)
93.2 $      95.9 $      87.7 $       52.8 $      57.1 $      43.5 $      146.0 $       153.0 $      131.2 $
Legacy Biovail Combined

6
Organic Growth Summary
Q1, 2011 Q2, 2011 Q3, 2011 Q4, 2011 Q1, 2012 LTM (Q1, 2012)
CY PY % Change CY PY % Change CY PY % Change CY PY % Change CY PY % Change CY PY % Change
Product sales, as reported $570 $418 37% $654 $489 34% $768 $500 54%
Acquisitions (add to PY) $67 $120 $211
Exchange -$16 $14 $16
Total organic, as reported N/A N/A $555 $485 14% $669 $608 10% $785 $711 10% N/A
Q1, 2011 Q2, 2011 Q3, 2011 Q4, 2011 Q1, 2012 LTM (Q1, 2012)
CY PY % Change CY PY % Change CY PY % Change CY PY % Change CY PY % Change CY PY % Change
Product sales, as reported $521 $431 21% $563 $491 15% $570 $418 37% $654 $489 34% $768 $500 54% $2,556 $1,898 35%
Acquisitions (deduct from CY) -$55 -$24 -$88 -$118 -$275 -$18 -$505 -$18
Exchange -$8 -$27 -$16 $14 $16 -$12
Total organic, excl. acquisitions $459 $431 7% $512 $491 4% $467 $418 12% $551 $489 13% $509 $483 6% $2,039 $1,881 8%
Less: neuro -$178 -$186 -$196 -$201 -$183 -$202
Total organic, excl. acquisitions & neuro N/A N/A $289 $232 25% $355 $287 24% $327 $281 16% N/A

7
Integrating New Acquisitions – Ortho
Dermatologics/Dermik
– Introductions/communications
– Share integration timelines
– Announce senior management team
– Town hall – company name, cultural introduction.
– Transition critical control functions to Valeant
(e.g., order-to-cash, contract approvals)
– Define new portfolio and marketing strategy
– Set new budgets (incorporating synergy targets)
– Adjust territory alignments/incentive plan
– Finalize sales management selections
– Communicate offers/complete all terminations
– Complete all product, policy and process training
– Conduct National Sales Meeting to launch
integrated business
– Target list refinement
– Cultural integration/team building
– Process improvement
– Shift transition services from sellers (e.g., supply
chain, medical, sales support)
Day 1
First 30-45
Days
Next 60
Days